Exhibit 10.11

EMPLOYMENT AGREEMENT

Entered into by and between

CAPITAL SUPREME (PROPRIETARY) LIMITED
(REGISTRATION NUMBER 2004/001519/07)
Trading as MULTIMEDIA SOLUTIONS

(Hereinafter referred to as "the EMPLOYER")

And

EDWARD GORDON GROENEWALD

Identity number_________________

(Hereinafter referred to as "the EMPLOYEE")

WHEREAS THE PARTIES HERETO HAVE ENTERED INTO A CONTRACT OF EMPLOYEMENT AND ARE DESIROUS TO REDUCE THE TERMS AND CONDITIONS THEREOF TO WRITING.

NOW THEREFORE THE PARTIES HAVE AGREED TO THE FOLLOWING TERMS AND CONDITIONS

1.	JOB TITLE / OCCUPATION

The employee shall be / is employed as Chief Executive Officer.

2.	DATE OF COMMENCEMENT

Notwithstanding the date of signature of this contract the parties agree that the effective date of this contract for purposes of calculation of length of service, leave and sick leave cycles shall be 01 October 2006.

3.	DUTIES

3.1           The EMPLOYEE shall be expected to satisfactorily carry out all the tasks and duties normally associated with the position.  The EMPLOYEE agrees and undertakes to obey all reasonable and lawful orders and instructions which may be given by any person employed by the EMPLOYER who is in a managerial or supervisory position.  The EMPLOYEE confirms that he / she is capable and competent to perform the duties for which he / she has been employed, and that he / she has the necessary skills and knowledge to perform competently and to the satisfaction of the EMPLOYER.  It is expressly agreed by the EMPLOYEE that should the word as set out in the job description, be unavailable he / she will be prepared to perform any other suitable work which falls within his / her vocational abilities provided that it shall be without loss or remuneration.  The performance of any other suitable work under these circumstances will not be seen as a right of the EMPLOYEE and the EMPLOYER reserves the right to retrench the EMPLOYEE under such circumstances.

4.	PROBATION/EVALUATION OF PERFORMANCE

4.1           The EMPLOYEE agrees and understands that he/ she shall be employed on a probationary basis during the first three months employment with the EMPLOYER and that the EMPLOYER shall assess the EMPLOYEE's performance during this period.  The EMPLOYER shall follow the guidelines as contained in Schedule 8 to the Labour Relations Act 66 of 1995, which provides for counseling, training or disciplinary action, as the need arises, prior to extension of the probationary period or termination of the contract of employment preceded by an opportunity for the EMPLOYEE to make representations.

4.2           During the duration of this agreement the EMPLOYEE'S performance, skills, conduct, compatibility, and knowledge will be evaluated by the EMPLOYER, and any failure by the EMPLOYEE to comply or meet with the required conditions or standards, shall be dealt with in terms of the provisions of The Labour Relations Act, which may include disciplinary action in instances of severe non-compliance, which may lead to the EMPLOYEE'S eventual dismissal.

5.	REMUNERATION

5.1           The EMPLOYEE'S basic salary be R____________________ per month and payments shall be made monthly in arrears not later than the last day of each month.

5.2           Payment of the EMPLOYEE'S salary shall be made either by cheque or be paid into the EMPLOYEE'S account at a financial institution of his / her choice.

5.3           Salary increments will be considered on ground of merit or otherwise once per year based on the EMPLOYER's financial position.

5.4           The EMPLOYER shall deduct all statutory deductions such as UIF, PAYE from the EMPLOYEE's salary.

6.	INCREASES

Future increases will be based on the EMPLOYEE'S individual performance as well as on the overall financial performance of the EMPLOYER'S undertaking during the preceding financial year.  Such granting of increases (when applicable) will be entirely at the discretion of the EMPLOYER.  The EMPLOYEE agrees that any increases granted in terms of this clause will be set off against any wage increase, which may become due and payable according to any wage regulating measure or other agreement if such increase takes effect within 11 months of the granting of the aforesaid increase.

7.	ANNUAL BONUS

Any bonus that may be paid to the EMPLOYEE will be determined on merit.  Bonuses will not be a right of the EMPLOYEE and bonuses will be paid at the sole discretion of the EMPLOYER.

8.	MEDICAL AID

8.1           The EMPLOYEE shall be entitled to become a member of a medical aid stipulated by the EMPLOYER, after completion of the three month probation period or an extended probation period, provided that he/she is appointed permanently.  In such instance the EMPLOYER shall be entitled to deduct an amount equal to 50% of the EMPLOYEE's monthly contribution as the EMPLOYEE's contribution to the medical aid.  The EMPLOYER shall contribute a further 50% to said fund.  In the instance where the EMPLOYEE declines the opportunity to become a member of the Company medical aid he/she will not be entitled to be compensated with the 50% contribution that the EMPLOYER would have made to the medical aid.

9.	ANNUAL LEAVE

9.1           The EMPLOYEE will be entitled to fifteen working days paid leave per annum.  Such leave shall be taken in accordance prescribed leave rules and regulations and shall not be granted unless applied for at least two weeks in advance.

10.	SICK LEAVE

10.1          The EMPLOYEE is entitled to paid sick leave equal to the number of days the EMPLOYEE would normally work during a period of 6 weeks during every cycle of 36 months.  Sick leave not taken will not be paid out.  If more than 2 continuous days sick leave are taken the EMPLOYEE will be required to submit an acceptable doctor's certificate.  If continual illness occurs, the EMPLOYER may insist on a doctor's certificate for every day off.  In the instance where the EMPLOYER is of the reasonable opinion that the EMPLOYEE is abusing his/her sick leave, the EMPLOYER have the right to refer the EMPLOYEE to a medical practitioner of his/her choice to undergo a medical examination, at the cost of the EMPLOYER.

10.2           During the first six months of employment, the EMPLOYEE will be entitled to one days paid sick leave for every 26 days worked.

10.3           If the EMPLOYEE is absent for an unreasonably long time, due to illness, the employer is entitled to terminate the contract after a procedurally fair investigation into the health position of the EMPLOYEE which leads to the substantiated conclusion that the EMPLOYEE shall not be fit to perform his or her duties or to be employed in an alternative position or that no alternative position is available.

11.	MATERNITY LEAVE (Unpaid leave)

11.1          The EMPLOYEE shall be entitled to 4 (four) month's unpaid maternity leave.

11.2          Maternity leave will commence at any time from four weeks before the expected date of birth, unless otherwise agreed or when a medical practitioner or midwife certifies that it is necessary for the EMPLOYEE'S health or that of her unborn child.  (S.25 (2) b of the Basic Conditions of Employment Act refers).

11.3          The EMPLOYEE must commence maternity leave 4 weeks prior to the expected date of birth and may not resume her duties within 6 weeks after the birth of the baby, unless a medical practitioner or midwife certifies that she is fit to work.  The EMPLOYEE is entitled to at least four consecutive month's maternity leave.

11.4          The EMPLOYEE will notify the EMPLOYER in writing, unless the EMPLOYEE is unable to do so, of the date on which she intends to commence with maternity leave and furthermore when she expects to return to work, at least four weeks before such date.

11.5          The EMPLOYEE understands that she will be considered as having deserted if she does not report for duty within five days after the stipulated date.  A disciplinary investigation will be held regarding the reasons for the absence.

12.	FAMILY RESPONSIBILITY LEAVE

Where the EMPLOYEE has completed four months service and worked for at least four days a week, the EMPLOYEE will be entitled to three days paid leave per leave cycle:

When the EMPLOYEE'S child is born;

When the EMPLOYEE'S child is sick;

Or in the event of the death of:

(i)           the EMPLOYEE'S spouse or life partner;

(ii)          The EMPLOYEE'S parent, adoptive parent, grandparent, child, adopted child, grandchild or sibling.  (S.27)

13.	PUBLIC HOLIDAYS

The following public holidays will be paid and will be exchangeable for any other day:

New Year's Day, Human Rights Day, Good Friday, Family Day, Freedom Day, Worker's Day, Youth Day, National Women's Day, Heritage Day, Day of Reconciliation, Christmas Day, Day of Goodwill.  When one of the public holidays falls on a Sunday, the following Monday shall be a public holiday.  The EMPLOYEE agrees that any public holiday shall be exchangeable for any other day which the EMPLOYER chooses.  The EMPLOYEE will not be entitled to public holidays during strikes.

The EMPLOYEE agrees to word on any public holiday should this be required by the EMPLOYER.

14.	TERMINATION OF EMPLOYMENT

14.1           The EMPLOYEE'S service may be terminated by either him/her or by the EMPLOYER by giving not less than four weeks written notice.

14.2           This agreement may be terminated by the EMPLOYER without any notice or any payment in lieu of notice in the case of gross misconduct or dishonesty on the part of the EMPLOYEE.  The EMPLOYER will in such event follow the procedure laid own in the disciplinary code and procedure.

15.	HOURS OF WORK/OVERTIME/AFTERNOON OFF

15.1           The EMPLOYEE'S ordinary hours of work shall from 08:00 to 17:00 on Mondays to Fridays.  The EMPLOYEE will be entitled to a lunch break of one hour.

15.2           Overtime is a condition of employment and the EMPLOYEE undertakes to work the statutory prescribed maximum overtime, currently 3 hours per day and ten hours per week, provided that:

(i)           the EMPLOYER notifies the EMPLOYEE during the preceding day that he/she is required to work overtime; and

(ii)           Nothing in this Agreement shall limit the EMPLOYER'S right and the EMPLOYEES obligation to work emergency overtime at short notice.

16.	DESERTION AS BREACH OF CONTRACT

The EMPLOYEE agrees that should he fail to report for work for more than five consecutive days without notifying the EMPLOYER and providing the EMPLOYER with satisfactory proof, it will constitute serious breach of contract and he/she shall be deemed to have deserted.

17.	CONFIDENTIALITY

The EMPLOYEE shall not divulge any information either in writing, orally or by means of any form of electronic media to any unauthorized persons or bodies relating to any aspect of his/her work or to any of the operations or processes of the EMPLOYER.  Such information shall include methods, processes, computer software, documentation, client lists, programs, trade secrets, technical information, chemical formulae, drawings, financial information, or any other information which could be damaging to the EMPLOYER'S operations or which could benefit other parties to the detriment of the EMPLOYER.  Such restrictions shall apply during and after the EMPLOYEE'S employment with the EMPLOYER.

18.	RULES AND REGULATIONS

The EMPLOYEE will observe and obey all the rules, regulations and procedures which have been or may be drawn up by the EMPLOYER, or where applicable, the Bargaining Council or any relevant legislation.  The EMPLOYER will endeavour to ensure that the EMPLOYEE is made familiar with such rules, regulations and procedures.  The EMPLOYER reserves the right to change or add any of its rules, regulations and procedures at any time at its discretion, subject to reasonable notice to the EMPLOYEE.  The EMPLOYEE confirms that he/she has been given a copy of the disciplinary code with this contract and that it has been explained to him/her.

19.	LIST OF ANY RELEVANT DOCUMENTATION (NOT INCLUDED IN THIS DOCUMENT)

Will be available at the companies' offices where a copy may be obtained.  Code of Conduct, Grievance Procedure and Disciplinary Procedure.

20.	WORK OUTSIDE EMPLOYMENT

The EMPLOYEE shall not be entitled to work, during or outside normal working hours, for any other employer, or conduct his/her own business, or be associated with any person other than the EMPLOYER's business unless the nature of his/her involvement has been revealed to the EMPLOYER and the written consent of the EMPLOYER has been obtained.  A further condition is that the undertaking of the other party's business shall not, directly or indirectly, be in competition with the undertaking of the EMPLOYER and the EMPLOYEE'S involvement may not in any way whatsoever detrimentally affect the EMPLOYEE'S work or his/her working relationship with the EMPLOYER.

21.	SAFETY AND SECURITY

21.1          The EMPLOYEE agrees to observe and obey all the safety and security rules and regulations as prescribed by the EMPLOYER, and / or the Occupational Safety and Health Act.

21.2          The EMPLOYEE declares that he/she has never been convicted of a Schedule One criminal offence as contained in the Criminal Procedure Act No. 51/77, such offences being theft, fraud, assault, rape, arson etc.  The EMPLOYEE agrees that should this statement be proved to be false, or should the EMPLOYEE fail to declare a future Schedule One offence, the EMPLOYER fail to declare a future Schedule One offence, the EMPLOYER will reserve the right to summarily terminate the EMPLOYEE'S service.

22.	TRAINING

The EMPLOYER may require the EMPLOYEE to attend from time to time, training courses or development programs in order to improve the EMPLOYEE'S skills, knowledge or experience.  Attendance at these courses or programs will be at the discretion and expense of the EMPLOYER.

23.	DEDUCTIONS

The EMPLOYEE authorizes the EMPLOYER to deduct from his/her earnings, any monies owing to the EMPLOYER for whatever reason, irrespective whether the EMPLOYEE is in the employ of the EMPLOYER at the time of such deductions.

24.	CHANGE OF STATUS

The EMPLOYEE shall, within a reasonable period, notify the EMPLOYER of any change in his/her status, such as address, dependents, marital, telephone number, qualifications or any other relevant changes.

25.	DOMICILIA

Should either party serve any notice on the other, this shall be done in writing, which may be delivered by hand or sent by registered post to the address hereunder and such address will be accepted as the address (domiciliurn citandi et executandi) for all legal intents and purposes concerning this Contract.

For the EMPLOYEE: __________________________________________________________________________________________
__________________________________________________________________________________________________________
__________________________________________________________________________________________________________

For the EMPLOYER: __________________________________________________________________________________________
__________________________________________________________________________________________________________
__________________________________________________________________________________________________________

26.	OFFENCES

The EMPLOYEE undertakes immediately to notify the EMPLOYER in the event of the endorsement of his driver's license or any criminal offence with regard to dishonesty or violence.

27.	IN GENERAL

27.1           This Contract shall be the entire agreement between the parties and no variation, alteration and / or addition will be of any force or effect unless placed in writing and signed by both parties.

27.2           No indulgence, leniency or extension of time which the parties may grant each other, in the event of claims and/or disputes, shall in any way whatsoever prejudice either of them, preclude wither of them from exercising their rights or constitute a waiver or limitation of any of their respective rights.

28.	GUARANTEE BY EMPLOYEE

The EMPLOYEE confirms that all documentation. information and credentials presented to the EMPLOYER in support of his/her application for employment are authentic and it is agreed that in the event of any of the above subsequently proving to be false, this will be ground for summary termination of the EMPLOYEE'S services.

29.	ACCESS

The EMPLOYEE agrees that any legal right he/she has to be on the EMPLOYER'S premises is dependent upon the adequate performance of the duties allocated to him by the EMPLOYER.  It is therefore specifically agreed that should the EMPLOYEE, for whatever reason, decide not to proceed with the performance of his/her allocated duties he shall at the request of the EMPLOYER leave the EMPLOYER'S premises in an orderly manner within 20 (twenty) minutes after being requested to do so and that refusal or failure to do so will be regarded as breach of contract.

30.	RESTRAINT OF TRADE

30.1           The employee, in order to protect the goodwill of the business and the interests of the Employer in the goodwill of the business, agrees and undertakes in favour of the Employer and the business that it will not within the areas referred to in clause 30.2 and for a period of 2 (two) years after the effective date, either as principal, agent, partner, representative, shareholder, director, employee, consultant, adviser, financier, or in any other like or similar capacity, directly or indirectly be associated or concerned with, interested or engaged in any firm, business, company or other association of persons which carries on a business or activity similar to the business carried on by the Employer on the effective date, or any new but similar business established by the employee after the effective date.

30.2          The areas covered by these restraints are -

30.2.1                      the Province of Gauteng;

30.2.2                      the Province of Free State;

30.2.3                      the Province of Western Cape;

30.2.4                      the Province of Kwa Zulu/Natal;

30.2.5                      the Province of Northern Cape;

30.2.6                      the Northern Province;

30.2.7                      the Province of North West;

30.2.8                      the Province of Eastern Cape;

30.2.9                      the Province of Mpumalanga.

30.3          The employee agrees that

30.3.1                      the restraints imposed upon it in terms of this clause are reasonable as to subject matter, area and duration and are reasonably necessary in order to preserve and to protect the goodwill of the business;

30.3.2                      Notwithstanding the manner in which the restraints in clause 30.1 and the areas in clause 30.2 are grouped together or linked geographically, each of them constitutes a separate and independent restraint, severable from each of the other restraints.

Signed at Ruimsig on this 16 day of July 2007

I understand the conditions of the contract as explained and interpreted to me and accept it voluntary.

WITNESSES: 1) __________________________________________	/s/ Edward Gordon Groenewald EMPLOYEE
2) __________________________________________

Signed at Ruimsig on this 16 day of July 2007

WITNESSES: 1) __________________________________________	_______________________________ EMPLOYER
2) __________________________________________